UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06660

Name of Fund: BlackRock MuniYield Quality Fund II, Inc. (MQT)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2019

Date of reporting period: 10/31/2018

Item 1 – Report to Stockholders

OCTOBER 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2018, ongoing strength in corporate profits drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

In international markets, the rising value of the U.S. dollar limited U.S. investors’ returns for the reporting period. When the U.S. dollar appreciates relative to foreign currencies, the value of international investments declines in U.S. dollar terms. Volatility rose in emerging market stocks, which are relatively sensitive to changes in the U.S. dollar. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. We believe the Fed is likely to continue to raise interest rates in the coming year. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as several inflation measures and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0% per year.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.40%	7.35%
U.S. small cap equities (Russell 2000® Index)	(1.37)	1.85
International equities (MSCI Europe, Australasia, Far East Index)	(9.92)	(6.85)
Emerging market equities (MSCI Emerging Markets Index)	(16.53)	(12.52)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.99	1.68
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.60)	(4.37)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.19)	(2.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.45	(0.31)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.14	0.98
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Municipal Market Overview  For the Reporting Period Ended October 31, 2018

Municipal Market Conditions

Municipal bonds experienced negative total returns during the period alongside fixed income broadly, as interest rates moved higher on the back of continued Fed policy normalization, fiscal stimulus, strong economic growth, and increased U.S. Treasury issuance. At the same time, demand for the asset class remained firm. Investors favored the tax-exempt income, diversification, quality, and value of municipal bonds, particularly given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended October 31, 2018, municipal bond funds experienced net inflows of approximately $12.8 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance was moderate from a historical perspective at $366 billion (slightly above the $363 billion issued in the prior 12-month period), but displayed significant month-to-month volatility. Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings has suppressed supply in 2018, providing a powerful technical tailwind.	S&P Municipal Bond Index Total Returns as of October 31, 2018 6 months: 0.45% 12 months: (0.31)%

A Closer Look at Yields

From October 31, 2017 to October 31, 2018, yields on AAA-rated 30-year municipal bonds increased by 55 basis points (“bps”) from 2.83% to 3.38%, while 10-year rates increased by 72 bps from 2.01% to 2.73% and 5-year rates increased by 88 bps from 1.42% to 2.30% (as measured by Thomson Municipal Market Data). The municipal yield curve bear flattened over the 12-month period with the spread between 2- and 30-year maturities flattening by 43 bps, however remained a significant 78 bps steeper than the corresponding U.S. Treasury curve.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income, incremental yield, and tax shelter in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Standard & Poor’s recent decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of October 31, 2018	BlackRock MuniYield Fund, Inc.

Investment Objective

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its total assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of October 31, 2018 ($12.41)(a)	5.90%
Tax Equivalent Yield(b)	9.97%
Current Monthly Distribution per Common Share(c)	$0.0610
Current Annualized Distribution per Common Share(c)	$0.7320
Economic Leverage as of October 31, 2018(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on December 3, 2018, was decreased to $0.059 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MYD(a)(b)	(2.79)%	0.21%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.47)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer months, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time as a wave of new issuance was hitting the market.

The Fund’s yield curve positioning made the largest contribution to performance. Positions in high-quality, short-dated, pre-refunded bonds performed relatively well and held their value better than long-dated holdings. The latter experienced larger price declines amid a steepening yield curve in which rates on intermediate- and long-term issues rose at a faster pace than those of short-term securities. (Prices and yields move in opposite directions.)

The use of leverage, while providing additional income, was a net detractor since it amplified the impact of falling prices.

Positions in lower-quality issues continued to benefit results, as investor risk appetites remained robust for much of the reporting period. Holdings in lower-rated investment-grade bonds and high-yield issues outperformed due to the combination of their higher income and stronger price performance. However, these bonds lagged late in the period once investor sentiment began to deteriorate.

At the sector level, positions in tobacco, state tax-backed issues contributed to results. Investments in project finance and corporate-related debt added value, as well. An allocation to the housing sector was a slight detractor.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns by offsetting the weakness in prices.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock MuniYield Fund, Inc.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$12.41	$13.12	(5.41)%	$13.99	$12.30
Net Asset Value	14.02	14.38	(2.50)	14.51	14.02

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/18	04/30/18
Transportation	24%	25%
Health	21	21
Utilities	13	11
County/City/Special District/School District	12	10
State	9	10
Tobacco	8	8
Corporate	7	7
Education	5	7
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	4%
2019	22
2020	12
2021	11
2022	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	3%	4%
AA/Aa	42	41
A	21	19
BBB/Baa	17	17
BB/Ba	4	5
B	4	3
N/R(b)	9	11

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of October 31, 2018 (continued)	BlackRock MuniYield Quality Fund, Inc.

Investment Objective

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are rated in the three highest quality rating categories (A or better), or, if unrated, are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of October 31, 2018 ($12.82)(a)	5.24%
Tax Equivalent Yield(b)	8.85%
Current Monthly Distribution per Common Share(c)	$0.0560
Current Annualized Distribution per Common Share(c)	$0.6720
Economic Leverage as of October 31, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MQY(a)(b)	(4.89)%	(0.29)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.47)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time as a wave of new issuance was hitting the market.

The Fund’s quality focus detracted from performance given the underperformance of higher-rated debt.

The use of leverage, while providing additional income, was a net detractor since it amplified the impact of falling prices.

Holdings in longer-term bonds detracted as their weak price performance outweighed the benefit of added income. An allocation to low-coupon and zero-coupon bonds, which have a higher sensitivity to interest rates, also hurt performance.

Although yields rose during the period, reinvestment had an adverse effect on the Fund’s income since the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns by offsetting the weakness in prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock MuniYield Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$12.82	$13.83	(7.30)%	$14.05	$12.70
Net Asset Value	14.79	15.22	(2.83)	15.45	14.78

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/18	04/30/18
Transportation	26%	25%
State	16	13
County/City/Special District/School District	15	17
Utilities	14	16
Health	14	14
Education	5	6
Housing	5	2
Corporate	3	5
Tobacco	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	6%
2019	10
2020	4
2021	11
2022	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	4%	4%
AA/Aa	52	52
A	25	23
BBB/Baa	11	10
BB/Ba	4	3
N/R(b)	4	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Trust’s total investments.

FUND SUMMARY	9

Fund Summary as of October 31, 2018 (continued)	BlackRock MuniYield Quality Fund II, Inc.

Investment Objective

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of October 31, 2018 ($11.27)(a)	5.11%
Tax Equivalent Yield(b)	8.63%
Current Monthly Distribution per Common Share(c)	$0.0480
Current Annualized Distribution per Common Share(c)	$0.5760
Economic Leverage as of October 31, 2018(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MQT(a)(b)	(3.52)%	(0.28)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.47)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time as a wave of new issuance was hitting the market.

The Fund’s high concentration in short-maturity, pre-refunded securities aided results due to the strong relative performance of short-term securities. On the other end of the spectrum, holdings in longer-term bonds detracted as their weak price performance outweighed the benefit of added income.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns by offsetting the weakness in prices.

The Fund’s quality focus detracted from performance given the underperformance of higher-rated debt.

The use of leverage, while providing additional income, was a net detractor since it amplified the impact of falling prices.

An allocation to low-coupon and zero-coupon bonds, which have a higher sensitivity to interest rates, also hurt performance.

Although yields rose during the period, reinvestment had an adverse effect on the Fund’s income since the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock MuniYield Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$11.27	$11.98	(5.93)%	$12.16	$11.14
Net Asset Value	13.00	13.37	(2.77)	13.56	12.98

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/18	04/30/18
Transportation	28%	27%
County/City/Special District/School District	19	17
Health	17	16
Utilities	12	16
State	10	12
Education	6	6
Housing	5	2
Corporate	2	2
Tobacco	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	4%
2019	13
2020	5
2021	9
2022	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	3%	4%
AA/Aa	53	47
A	23	26
BBB/Baa	12	14
BB/Ba	2	2
N/R(b)	7	7

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	11

Schedule of Investments (unaudited) October 31, 2018	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 119.3%

Alabama — 2.1%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$1,665	$1,779,868
Senior Lien, Series A (AGM), 5.25%, 10/01/48	3,175	3,424,809
Sub-Lien, Series D, 6.00%, 10/01/42	7,410	8,366,335

		13,571,012
Alaska — 0.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	280	280,053

Arizona — 2.7%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	3,575	3,581,506
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	8,347,491
5.00%, 12/01/37	5,000	5,669,900

		17,598,897
California — 10.0%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	4,425	4,536,422
Sutter Health, Series B, 6.00%, 08/15/20(b)	6,465	6,932,872
California Health Facilities Financing Authority, Refunding RB, Series A:
Dignity Health, 6.00%, 07/01/19(b)	3,155	3,244,318
St. Joseph Health System, 5.00%, 07/01/33	2,560	2,794,010
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	305	328,253
5.25%, 08/15/49	770	824,570
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 02/01/36	670	728,404
5.00%, 02/01/37	505	547,157
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	6,900	7,104,171
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 07/01/19(b)	2,300	2,351,888
Loma Linda University Medical Center, 5.00%, 12/01/41(a)	1,100	1,122,209
Loma Linda University Medical Center, 5.00%, 12/01/46(a)	955	971,225
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series A, 6.00%, 05/01/43	3,285	3,284,901
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 05/15/39	1,605	1,630,503
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A:
6.25%, 10/01/38	405	469,120
6.25%, 10/01/40	335	387,371
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	2,095	2,106,439
State of California, GO:
(AMBAC), 5.00%, 04/01/31	10	10,025
Various Purposes, 6.50%, 04/01/19(b)	7,625	7,778,339
Various Purposes, 6.00%, 03/01/33	5,085	5,358,166
Various Purposes, 6.50%, 04/01/33	6,450	6,568,874

Security	Par (000)	Value
California (continued)
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	$1,605	$1,749,819
Sub-Series I-1, 6.38%, 11/01/19(b)	2,385	2,494,543
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 06/01/25	855	857,120
5.00%, 06/01/37	1,775	1,779,402

		65,960,121
Colorado — 0.9%
Denver Connection West Metropolitan District, GO, Series A, 5.38%, 08/01/47	1,250	1,236,350
University of Colorado, RB, Series A(b):
5.25%, 06/01/19	2,250	2,293,020
5.38%, 06/01/19	1,250	1,274,787
5.38%, 06/01/19	830	846,459

		5,650,616
Connecticut — 0.8%
State of Connecticut Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,770	2,835,483
State of Connecticut Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 07/01/20(b)	2,225	2,330,287

		5,165,770
Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,305	2,437,722
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	2,430	2,610,014
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	8,275	8,584,485

		13,632,221
District of Columbia — 4.5%
District of Columbia, Refunding RB, Georgetown University:
5.00%, 04/01/35	910	1,005,923
Issue, 5.00%, 04/01/42	1,050	1,143,135
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	4,440	4,684,955
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/31(c)	8,350	4,887,923
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/32(c)	15,000	8,344,050
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,481,939
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33(c)	13,410	7,099,656

		29,647,581
Florida — 5.0%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19(b)	6,900	7,140,672
County of Alachua Florida Health Facilities Authority, RB, Shands Teaching Hospital and Clinics, Series A, 5.00%, 12/01/44	4,825	5,080,339
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,790	2,922,218
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(b)	7,530	7,981,348

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	$6,150	$6,978,836
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(d)(e)	3,430	2,537,958

		32,641,371
Georgia — 1.8%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	1,980	2,171,763
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	6,660	6,512,081
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	1,075	1,199,808
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,748,212

		11,631,864
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	2,760	2,886,988

Idaho — 1.5%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 08/01/32	10,000	10,037,700

Illinois — 16.6%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 03/01/27	1,000	1,000,640
Chicago Board of Education, GO, Series D:
Dedicated Revenues, Series H, 5.00%, 12/01/36	460	463,657
Project, Series C, 5.25%, 12/01/35	3,095	3,151,236
Chicago Board of Education, GO, Refunding, Dedicated Revenues, 5.00%, 12/01/25	1,735	1,796,610
Chicago Board of Education, GO, Refunding Dedicated Revenues:
5.00%, 12/01/31	1,000	1,020,450
Series F, 5.00%, 12/01/22	1,305	1,353,637
Series G, 5.00%, 12/01/34	455	460,278
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/34	3,570	3,636,652
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 01/01/32	6,390	6,665,026
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
5.63%, 01/01/21(b)	3,390	3,636,182
5.63%, 01/01/35	810	856,283
Series A, 5.75%, 01/01/21(b)	2,940	3,161,206
Series A, 5.75%, 01/01/39	560	593,460
Series C, 6.50%, 01/01/21(b)	11,920	13,002,217
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,130	2,236,628
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,635	1,699,419
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/47	425	446,233
5.00%, 02/15/50	210	219,710
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,970	2,096,474
Central Dupage Health, Series B, 5.50%, 11/01/19(b)	3,235	3,344,278
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/47(c)	27,225	6,642,900
Series B (AGM), 5.00%, 06/15/50	12,435	12,753,336
Series B-2, 5.00%, 06/15/50	5,085	5,087,085

Security	Par (000)	Value
Illinois (continued)
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	$2,730	$2,947,608
6.00%, 06/01/21	2,335	2,550,217
State of Illinois, GO:
5.50%, 07/01/38	4,000	4,181,720
5.00%, 02/01/39	3,195	3,213,787
Series A, 5.00%, 04/01/38	2,510	2,541,601
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(b)	1,275	1,300,589
State of Illinois, GO, Refunding Series B:
5.00%, 10/01/28	1,000	1,033,130
5.00%, 10/01/29	1,865	1,913,322
State of Illinois Toll Highway Authority, RB, Series C:
Senior, 5.00%, 01/01/36	5,435	5,905,236
5.00%, 01/01/37	5,815	6,301,309
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	2,045	2,176,350

		109,388,466
Indiana — 4.9%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	1,635	1,867,350
7.00%, 01/01/44	3,950	4,533,336
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,665	7,124,485
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	910	952,661
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	3,015	3,148,474
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	840	884,587
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	1,690	1,742,948
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 05/01/19(b)	5,490	5,592,718
5.75%, 05/01/31	1,155	1,176,899
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(b)	2,230	2,245,164
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,580	2,803,479

		32,072,101
Iowa — 1.9%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(f)	5,720	6,074,182
Midwestern Disaster Area, 5.50%, 12/01/22	15	15,029
Midwestern Disaster Area, 5.25%, 12/01/25	940	993,063
Midwestern Disaster Area, 5.88%, 12/01/26(a)	835	877,451
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,540	1,584,860
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, CAB, Series B, 5.60%, 06/01/34	2,695	2,702,627

		12,247,212
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C(b):
5.75%, 11/15/19	95	98,425
5.75%, 11/15/19	4,285	4,448,473

		4,546,898

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	$2,055	$2,160,565
Kentucky Economic Development Finance Authority, Refunding RB, Louisville Arena Authority, Inc. (AGM), 5.00%, 12/01/45	2,625	2,835,604
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(g)	2,485	2,274,272

		7,270,441
Louisiana — 2.0%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 02/01/19(b)	1,610	1,623,540
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 01/01/41	1,260	1,297,397
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	2,055	2,134,672
5.25%, 05/15/31	1,750	1,843,257
5.25%, 05/15/32	2,240	2,387,706
5.25%, 05/15/33	2,430	2,572,738
5.25%, 05/15/35	1,025	1,084,758

		12,944,068
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A:
5.00%, 07/01/19(b)	980	999,335
5.00%, 07/01/39	2,160	2,194,409

		3,193,744
Maryland — 0.7%
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 07/01/34	1,347	1,351,715
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(b)	880	929,940
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	1,545	1,595,212
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	880	965,457

		4,842,324
Massachusetts — 0.8%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 07/01/29	3,250	3,926,227
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 07/01/19(b)	1,640	1,673,456

		5,599,683
Michigan — 3.1%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	8,995	9,521,927
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(b)	1,545	1,620,859
5.50%, 05/15/36	1,250	1,299,425
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	1,830	1,934,511
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(b)	6,085	6,313,979

		20,690,701

Security	Par (000)	Value
Minnesota — 1.0%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A(h):
4.25%, 02/15/48	$2,160	$2,062,325
5.25%, 02/15/53	4,315	4,601,990

		6,664,315
Mississippi — 0.0%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 09/01/19(b)	280	287,902

Missouri — 1.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	510	552,687
State of Missouri Health & Educational Facilities Authority, Refunding RB:
Mercy Health, Series C, 5.00%, 11/15/47	5,470	5,928,769
St. Louis College of Pharmacy Project, 5.50%, 05/01/43	510	536,061

		7,017,517
Nebraska — 0.4%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	1,670	1,809,345
5.00%, 09/01/42	925	993,866

		2,803,211
New Hampshire — 0.7%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	3,205	3,103,402
Series C, AMT, 4.88%, 11/01/42	1,665	1,624,740

		4,728,142
New Jersey — 7.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	3,490	3,680,624
5.25%, 11/01/44	3,180	3,345,074
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	2,250	2,256,930
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 09/15/19	460	467,930
Continental Airlines, Inc. Project, 5.25%, 09/15/29	975	1,044,790
Kapkowski Road Landfill Project, Series B, 6.50%, 04/01/31	2,500	2,773,825
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	3,040	3,150,474
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 07/01/22(b)	1,150	1,262,297
Series A, 5.00%, 01/01/43	685	732,909
Series E, 5.00%, 01/01/45	5,425	5,838,114
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(c)	7,395	3,283,084
Transportation Program, Series AA, 5.00%, 06/15/44	1,360	1,399,481
Transportation Program, Series AA, 5.00%, 06/15/44	2,515	2,581,572
Transportation System, Series A, 5.50%, 06/15/41	3,630	3,788,776
Transportation System, Series B, 5.25%, 06/15/36	4,990	5,195,139
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	5,120	5,411,891
Sub-Series B, 5.00%, 06/01/46	1,585	1,605,415

		47,818,325

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York — 8.0%
City of New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	$4,235	$4,481,562
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	3,700	3,807,226
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	449	467,710
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	4,070	3,914,729
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,960	5,456,198
5.25%, 11/15/39	1,765	1,940,635
Metropolitan Transportation Authority, Refunding RB:
Dedicated Tax Fund, Series B, 5.00%, 11/15/19(b)	4,910	5,066,433
Series C-1, 5.25%, 11/15/56	7,545	8,241,781
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	2,480	2,576,819
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	8,145	8,340,724
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	705	726,721
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	1,760	1,812,448
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,525	1,604,880
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,625	2,813,948
6.00%, 12/01/42	1,485	1,590,004

		52,841,818
North Carolina — 1.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,140	1,174,759
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 06/01/19(b)	2,000	2,036,060
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage:
Aldersgate, 6.25%, 07/01/35	2,970	3,258,179
Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	1,210	1,356,700

		7,825,698
North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58(h)	2,000	2,104,940

Ohio — 3.1%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	9,385	9,112,741
County of Allen Ohio Hospital Facilities, Refunding RB, Mercy Health, Series A, 4.00%, 11/01/44	4,160	3,978,333
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	1,380	1,476,986
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	840	901,110

Security	Par (000)	Value
Ohio (continued)
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.00%, 05/01/19(b)	$990	$1,004,622
Series A, 5.00%, 05/01/39	1,850	1,863,931
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,685	1,760,539

		20,098,262
Oklahoma — 1.7%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	4,320	4,253,947
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/57	2,460	2,632,692
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	4,115	4,102,491

		10,989,130
Pennsylvania — 3.6%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	5,250	5,351,062
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/47	945	1,008,580
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	1,325	1,392,098
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	215	236,094
5.00%, 06/01/34	285	312,001
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	1,185	1,128,428
5.00%, 09/01/43	2,610	2,820,288
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,765	1,843,648
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,805	3,905,604
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,210	3,317,439
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,469,346

		23,784,588
Puerto Rico — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	3,870	3,924,954
5.63%, 05/15/43	3,690	3,740,221

		7,665,175
Rhode Island — 2.9%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(d)(e)	4,155	747,900
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	8,215	8,101,880
5.00%, 06/01/50	9,875	10,124,936

		18,974,716
South Carolina — 4.3%
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(b)	6,695	7,033,365
AMT, 5.25%, 07/01/55	2,690	2,901,165

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
South Carolina (continued)
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	$8,090	$8,570,951
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	9,550	10,104,377

		28,609,858
Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	2,855	3,001,662
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	1,440	1,537,099

		4,538,761
Texas — 8.9%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(b)	4,365	4,724,850
Sub-Lien, 5.00%, 01/01/33	725	767,630
City of Houston Texas Airport System, RB, AMT, Series B-1, 5.00%, 07/15/30	3,600	3,835,764
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	2,200	2,337,896
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/43	1,525	1,661,396
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 01/01/23(b)	485	570,777
6.38%, 01/01/33	460	506,120
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	4,320	4,517,251
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/48	9,585	10,197,194
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 08/15/19(b)	1,000	1,032,480
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(b)(c)	4,110	1,720,323
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	1,910	2,058,732
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	5,260	5,809,617
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	6,000	6,387,780
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,255	6,538,664
University of Texas System, Refunding RB, Series B, 4.00%, 07/01/41(i)	5,500	5,554,065

		58,220,539
Utah — 0.6%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/47	1,920	2,057,856
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	1,845	1,993,117

		4,050,973
Virginia — 2.6%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health(b):
5.50%, 05/15/19	2,195	2,237,056
5.50%, 05/15/19	4,075	4,153,077

Security	Par (000)	Value
Virginia (continued)
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	$2,330	$2,684,626
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	3,270	3,469,634
6.00%, 01/01/37	3,900	4,243,512

		16,787,905
Washington — 1.5%
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 05/01/42	3,120	3,356,839
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,565	1,675,567
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	4,745	5,132,145

		10,164,551
Wisconsin — 3.0%
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(b)	14,300	14,592,435
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	4,970	5,096,238

		19,688,673
Wyoming — 1.1%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 07/15/26	6,195	6,340,335
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 01/01/19(b)	595	597,981

		6,938,316

Total Municipal Bonds — 119.3% (Cost — $752,409,622)		784,103,147

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 8.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area:
Toll Bridge, 4.00%, 04/01/42(j)	6,496	6,546,636
Series F-1, 5.63%, 04/01/19(b)	6,582	6,689,442
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	19,080	19,687,190
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	11,973	12,400,316
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	6,494	7,142,324
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	2,154	2,209,538

		54,675,446
Colorado — 2.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(j)	4,775	5,303,835
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(j)	4,299	4,393,632
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	7,820	7,730,461

		17,427,928

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
District of Columbia — 1.5%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	$10,265	$10,067,013

Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(b)	11,448	12,065,529

Illinois — 0.4%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41	3,000	2,884,130

Massachusetts — 1.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	4,333	4,343,027
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,607	4,883,271

		9,226,298
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(b)(j)	4,049	4,126,024

New York — 7.7%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	3,195	3,256,440
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012:
5.75%, 02/15/21(b)(j)	2,018	2,170,875
5.75%, 02/15/47	1,242	1,335,457
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	21,629	23,314,660
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	13,081	14,237,377
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,400	5,964,156

		50,278,965
North Carolina — 1.4%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series B, 5.00%, 10/01/55	5,290	5,820,296
Wake Forest University, 5.00%, 01/01/19(b)	3,120	3,136,006

		8,956,302
Ohio — 4.3%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 01/01/19(b)	27,896	28,055,849

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,877	5,459,867

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	3,272	3,276,276

Texas — 4.5%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	5,060	5,424,358
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,920	7,339,110
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	4,335	4,294,771

Security	Par (000)	Value
Texas (continued)
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	$5,700	$5,713,984
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	6,243	6,734,164

		29,506,387
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(b)	7,303	7,476,855

Virginia — 1.0%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,307,165

Wisconsin — 2.6%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/19(b)(j)	11,456	11,612,166
The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	5,950	5,707,173

		17,319,339

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.6% (Cost — $262,649,730)		267,109,373

Total Long-Term Investments — 159.9% (Cost — $1,015,059,352)		1,051,212,520

	Shares
Short-Term Securities — 2.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.45%(k)(l)	13,159,789	13,161,105

Total Short-Term Securities — 2.0% (Cost — $13,161,105)		13,161,105

Total Investments — 161.9% (Cost — $1,028,220,457)		1,064,373,625
Other Assets Less Liabilities — 0.7%		4,232,433
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.4)%		(160,169,172)
VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (38.2)%		(251,040,373)

Net Assets Applicable to Common Shares — 100.0%		$657,396,513

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Fund, Inc. (MYD)

(j)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement(s), which expire between December 1, 2018 to April 1, 2039, is $28,068,994. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

(l)

During the six months ended October 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,484,552	9,675,237	13,159,789	$13,161,105	$63,445	$566	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	17	12/19/18	$2,013	$15,320
Long U.S. Treasury Bond	135	12/19/18	18,647	425,153
5-Year U.S. Treasury Note	33	12/31/18	3,709	9,020

				$449,493

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$449,493	$—	$449,493

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$601,483	$—	$601,483

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$406,069	$—	$406,069

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$35,291,340

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Fund, Inc. (MYD)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,051,212,520	$—	$1,051,212,520
Short-Term Securities	13,161,105	—	—	13,161,105

	$13,161,105	$1,051,212,520	$—	$1,064,373,625

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$449,493	$—	$—	$449,493

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(159,477,195)	$—	$(159,477,195)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

	$—	$(410,877,195)	$—	$(410,877,195)

During the period ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) October 31, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 117.7%

Alabama — 0.3%
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/34	$1,145	$1,246,516

Alaska — 1.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,496,110
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 09/01/19(a)	4,425	4,570,671

		6,066,781
Arizona — 0.5%
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A, 4.00%, 01/01/41	380	374,486
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,525	1,563,674
5.25%, 10/01/28	250	256,833

		2,194,993
California — 16.7%
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 08/01/38(b)	7,405	2,873,140
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	775	794,515
Sutter Health, Series A, 5.00%, 11/15/41	1,290	1,404,707
Sutter Health, Series A, 4.00%, 11/15/42	2,260	2,222,235
Sutter Health, Series B, 5.88%, 08/15/20(a)	1,500	1,605,270
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,770	2,130,726
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	2,000	2,116,820
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	1,325	1,288,404
Carlsbad California Unified School District, GO, Election of 2006, Series B, 6.00%, 05/01/34(c)	5,000	5,757,550
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	565	621,042
Series A, 5.00%, 03/01/37	620	680,097
Series A-1, 5.75%, 03/01/34	1,150	1,230,282
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	900	983,268
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 3.50%, 06/01/36	2,320	2,273,414
Grossmont California Union High School District, GO, CAB, Election of 2004, 0.00%, 08/01/31(b)	5,000	3,133,350
Grossmont-Cuyamaca Community College District, GO, Refunding CAB, Election of 2002, Series C (AGC), 0.00%, 08/01/30(b)	10,030	6,573,060
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.00%, 08/01/34(c)	4,125	4,252,875
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(c)	1,945	1,541,782
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 08/01/36(b)	5,000	2,424,650
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 08/01/37(b)	4,005	1,854,275

Security	Par (000)	Value
California (continued)
San Bernardino Community College District, GO, CAB, Election of 2008, Series B, 6.38%, 08/01/34(c)	$10,000	$11,611,200
San Diego California Unified School District, GO, Election of 2008(b):
CAB, Series C, 0.00%, 07/01/38	2,200	984,720
CAB, Series G, 0.00%, 07/01/34	900	436,365
CAB, Series G, 0.00%, 07/01/35	950	433,343
CAB, Series G, 0.00%, 07/01/36	1,430	613,713
CAB, Series G, 0.00%, 07/01/37	950	383,724
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(b)	1,725	1,082,955
San Marcos Unified School District, GO, Election of 2010, Series A(a):
5.00%, 08/01/21	900	974,061
5.00%, 08/01/21	760	822,540
State of California, GO, 5.50%, 04/01/28	5	5,015
State of California, GO, Refunding, Various Purposes:
5.00%, 09/01/41	2,300	2,465,232
5.00%, 10/01/41	1,300	1,395,693
State of California, GO, Various Purposes, 5.00%, 04/01/42	1,500	1,607,700
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 08/01/36(b)	15,000	7,388,700

		75,966,423
Colorado — 1.0%
City & County of Denver Colorado, COP, Colorado Convention Center Expansion Project, Series A, 4.00%, 06/01/48	1,815	1,799,391
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	1,885	1,969,033
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	540	580,381

		4,348,805
Connecticut — 0.8%
Connecticut Housing Finance Authority, Refunding RB:
M/F Housing, Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36(d)	1,060	1,053,386
S/F Housing, Sub-Series A-1, 3.85%, 11/15/43	635	612,216
S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	965	940,315
State of Connecticut, GO, Series C, 5.00%, 06/15/32	840	917,717

		3,523,634
District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	1,415	1,387,705

Florida — 11.9%
Country of Miami-Dade FL Water & Sewer System Revenue, Refunding RB, System-Series A, 4.00%, 10/01/44	290	287,219
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	2,175	2,302,651
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, 6.00%, 11/15/37	1,250	1,299,300
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,374,067
5.38%, 10/01/32	1,700	1,809,412
County of Miami-Dade Florida, RB, Seaport:
Department, Series A, 6.00%, 10/01/38	2,755	3,095,105
Department, Series B, AMT, 6.25%, 10/01/38	560	631,378
Department, Series B, AMT, 6.00%, 10/01/42	895	1,001,174
Series B, AMT, 6.00%, 10/01/30	870	980,351

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, Refunding RB, 4.00%, 10/01/40	$1,220	$1,220,781
County of Miami-Dade Florida Aviation, Refunding ARB:
AMT, 5.00%, 10/01/34	260	280,951
Series A, 5.50%, 10/01/19(a)	6,490	6,696,966
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/32	3,550	3,788,595
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	3,600	3,884,112
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	765	811,298
5.00%, 08/01/47	2,225	2,350,579
County of Orange HFA, RB, S/F Housing, Multi-County Program, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 09/01/47	765	706,523
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(a)	45	48,431
5.00%, 10/01/31	2,780	2,978,937
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	715	774,559
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 07/01/19(a)	375	383,936
Florida Housing Finance Corp., RB, S/F Housing, Series 1 (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 07/01/42	1,760	1,674,886
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 06/01/27	1,395	1,487,377
5.38%, 10/01/29	1,900	2,050,879
Greater Orlando Aviation Authority, RB, Priority Subordinated, AMT:
Series A, 5.00%, 10/01/47	4,785	5,129,520
Sub-Series A, 5.00%, 10/01/52	2,050	2,189,687
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/33	1,620	1,802,736
State of Florida, GO, Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, 4.00%, 07/01/39	2,840	2,887,769

		53,929,179
Georgia — 0.8%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	680	758,948
County of LaGrange-Troup Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 4.00%, 04/01/47	1,730	1,637,134
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	190	203,262
5.00%, 04/01/44	855	900,477

		3,499,821
Illinois — 15.2%
City of Chicago Illinois, Refunding ARB, Senior Lien, Series B, 5.00%, 01/01/41	3,800	4,068,698
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Passenger Facility Charge, Series B, AMT, 5.00%, 01/01/31	2,500	2,638,900
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	1,475	1,570,019

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	$4,615	$4,962,233
3rd Lien, Series A, 5.75%, 01/01/39	885	937,879
Senior Lien, Series D, 5.25%, 01/01/42	3,985	4,372,461
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 01/01/39	4,090	4,399,327
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	710	771,827
Sales Tax Receipts, 5.25%, 12/01/36	840	883,050
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	280	289,050
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	850	912,934
Illinois Finance Authority, Refunding RB:
Silver Cross Hospital & Medical Centers, Series C, 4.13%, 08/15/37	1,690	1,624,631
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	470	491,408
University of Chicago Medical Center, Series B, 4.00%, 08/15/41	1,100	1,072,610
Illinois Housing Development Authority, RB, S/F Housing, 4.13%, 10/01/38	1,875	1,884,394
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 06/15/30(c)	17,800	17,842,186
Metropolitan Pier & Exposition Authority, RB, (NPFGC)(b):
0.00%, 06/15/30(e)	800	546,920
0.00%, 06/15/30	14,205	8,242,167
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(b)	4,625	1,318,171
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(a)	900	982,953
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 06/01/33	3,200	3,875,872
State of Illinois, GO:
5.25%, 02/01/33	1,140	1,174,109
5.50%, 07/01/33	1,100	1,159,928
5.25%, 02/01/34	1,140	1,171,977
5.50%, 07/01/38	1,840	1,923,591

		69,117,295
Indiana — 1.6%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,400	1,496,516
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	690	722,347
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 01/01/19(a)	255	256,632
5.75%, 01/01/38	1,045	1,051,427
(AGC), 5.25%, 01/01/19(a)	460	462,571
(AGC), 5.25%, 01/01/29	1,890	1,900,074
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	1,190	1,249,405

		7,138,972
Iowa — 2.4%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 08/15/19(a)	7,700	7,915,754
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	855	879,949
5.70%, 12/01/27	855	879,487

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Iowa (continued)
5.80%, 12/01/29	$580	$595,590
5.85%, 12/01/30	785	805,897

		11,076,677
Louisiana — 2.3%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,260	2,393,656
Jefferson Sales Tax District, RB, Series B (AGM):
5.00%, 12/01/34	330	369,577
5.00%, 12/01/35	440	490,952
5.00%, 12/01/36	395	439,118
5.00%, 12/01/37	495	550,286
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 02/01/44	4,015	4,341,179
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 07/01/30	1,800	1,813,608

		10,398,376
Maine — 1.0%
Maine State Housing Authority, RB:
M/F Housing, Series E, 4.15%, 11/15/38(d)	1,930	1,937,199
M/F Housing, Series E, 4.25%, 11/15/43(d)	1,725	1,728,829
Series D-1, 3.65%, 11/15/42	890	820,162

		4,486,190
Maryland — 0.3%
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38(d)	1,580	1,569,319

Massachusetts — 2.9%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	2,855	2,991,212
Massachusetts Development Finance Agency, Refunding RB, Partners Health Care System, 4.00%, 07/01/41	4,450	4,384,540
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	1,090	1,106,110
Series C, 5.00%, 12/01/30	965	968,744
Series C, 5.35%, 12/01/42	495	497,124
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A:
3.80%, 12/01/43	350	331,531
3.85%, 06/01/46	100	93,846
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,720	1,866,372
Sub-Series B, 4.00%, 02/15/43	1,025	1,015,508

		13,254,987
Michigan — 4.2%
City of Detroit Michigan Water Supply System Revenue, RB, Senior Lien, Series A, 5.25%, 07/01/41	1,000	1,059,000
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	2,500	2,690,025
Eastern Michigan University, RB, Series A (AGM), 4.00%, 03/01/44	840	813,918
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	425	348,538
Trinity Health Credit Group, 5.00%, 12/01/21(a)	25	27,011
Trinity Health Credit Group, Series A, 4.00%, 12/01/40	3,005	2,961,548
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,470	1,567,476

Security	Par (000)	Value
Michigan (continued)
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	$1,200	$1,293,336
Series I-A, 5.38%, 10/15/41	1,000	1,074,530
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,604,725
State of Michigan Housing Development Authority, RB, S/F Housing, Series C, 4.13%, 12/01/38(d)	2,010	2,012,211
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	520	569,286

		19,021,604
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	415	415,697
6.50%, 11/15/38	2,285	2,288,839

		2,704,536
Mississippi — 0.1%
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Faciliities Refinancing, Series A, 4.00%, 08/01/43	550	549,973

Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	1,000	1,083,440

Nevada — 0.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(a)	1,150	1,169,366
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A, 5.25%, 07/01/42	1,500	1,547,670

		2,717,036
New Hampshire — 0.5%
New Hampshire Housing Finance Authority, RB, Cimarron, Whittier Falls & Marshall (FHA), 4.00%, 07/01/52	2,200	2,079,330

New Jersey — 7.6%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,220	1,305,132
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	935	994,803
Series WW, 5.25%, 06/15/33	215	228,556
Series WW, 5.00%, 06/15/34	280	292,981
Series WW, 5.00%, 06/15/36	1,280	1,331,827
Series WW, 5.25%, 06/15/40	490	515,970
New Jersey EDA, Refunding RB, Sub-Series A, 4.00%, 07/01/32	785	758,451
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	400	420,172
5.75%, 12/01/27	190	200,273
5.75%, 12/01/28	205	215,719
5.88%, 12/01/33	1,980	2,081,831
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,225	1,245,225
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/33	2,035	2,158,850
Transportation Program, Series AA, 5.00%, 06/15/38	2,440	2,523,106
Transportation System, CAB, Series A, 0.00%, 12/15/29(b)	7,530	4,595,860
Transportation System, Series A, 5.50%, 06/15/41	1,605	1,675,203

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey (continued)
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	$2,000	$2,295,560
Transportation System, Series AA, 5.50%, 06/15/39	3,565	3,782,180
Transportation System, Series B, 5.50%, 06/15/31	2,750	2,893,440
Transportation System, Series B, 5.00%, 06/15/42	725	744,829
Transportation System, Series D, 5.00%, 06/15/32	875	922,040
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/46	2,540	2,621,889
5.25%, 06/01/46	560	591,926

		34,395,823
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	500	539,710

New York — 5.0%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38(d)	2,985	2,945,240
City of New York New York Transitional Finance Authority, RB, Series S-3, 4.00%, 07/15/46	1,550	1,524,394
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	5,520	5,989,310
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	615	665,116
5.75%, 02/15/47	385	411,996
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	1,900	2,078,619
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	2,855	3,004,545
Port Authority of New York & New Jersey, Refunding ARB, Series 207, AMT, 4.00%, 09/15/43	630	617,318
State of New York Dormitory Authority, RB, Education, Series B, 5.75%, 03/15/19(a)	2,000	2,028,960
State of New York HFA, RB, M/F Housing, Series B:
Affordable Housing, AMT, 5.30%, 11/01/37	3,350	3,352,848
Green Bond (SONYMA), 3.88%, 11/01/48	230	224,609

		22,842,955
Ohio — 1.0%
County of Butler Ohio, Refunding RB, UC Health, 4.00%, 11/15/37	635	612,800
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(a)	725	814,023
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	450	438,489
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	950	1,043,756
5.25%, 02/15/33	1,325	1,454,638

		4,363,706
Oklahoma — 0.2%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	760	748,380

Oregon — 1.3%
County of Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/39(c)	605	613,621
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	1,360	591,641

Security	Par (000)	Value
Oregon (continued)
State of Oregon, GO, Refunding, Veteran’s Welfare Series 100th, 3.65%, 06/01/42	$765	$729,978
State of Oregon Housing & Community Services Department, RB:
S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	580	568,319
Series D, 3.45%, 01/01/38	3,805	3,490,897

		5,994,456
Pennsylvania — 10.7%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/47	2,210	2,358,689
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	1,445	1,417,126
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	1,310	1,247,461
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,420	1,483,275
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	3,420	3,634,297
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	11,890	12,475,226
S/F Housing, Series 127-B, 3.88%, 10/01/38	1,210	1,179,593
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	795	772,247
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	4,575	4,985,195
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	860	926,177
Series A-1, 5.00%, 12/01/41	1,125	1,214,696
Series B, 5.00%, 12/01/40	440	474,764
Series C, 5.50%, 12/01/23(a)	760	873,217
Sub-Series A-1, 5.00%, 12/01/41	2,725	2,874,303
Subordinate, Special Motor License Fund, 5.50%, 12/01/20(a)	6,700	7,151,312
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(a)	775	835,047
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licenced Fund Enhancement, Third Series, 4.00%, 12/01/38	2,845	2,790,973
Series A-1, 5.00%, 12/01/40	1,040	1,117,043
Philadelphia School District, GO, Refunding, Series F, 5.00%, 09/01/38	425	454,487
State Public School Building Authority, RB, The School District of Philadelphia Project, 5.00%, 04/01/32	500	520,815

		48,785,943
Rhode Island — 1.7%
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	640	692,205
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 06/01/45	7,180	7,081,131

		7,773,336
South Carolina — 6.8%
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/38	1,500	1,646,265
5.50%, 07/01/41	2,725	2,986,982
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 08/01/21(a)	320	356,291
South Carolina Jobs-EDA, RB, McLeod Health Obligated Group, 5.00%, 11/01/48	3,090	3,347,397

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
South Carolina (continued)
South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/55	$1,970	$2,097,242
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/19(a)	2,500	2,571,775
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	3,160	3,413,843
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	9,985	10,578,608
Series E, 5.50%, 12/01/53	985	1,038,850
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,850	2,963,829

		31,001,082
South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue, 4.00%, 07/01/37	1,690	1,661,540

Texas — 11.4%
Bell County Health Facility Development Corp., RB, Lutheran General Health Care System, 6.50%, 07/01/19(e)	275	283,261
City of Arlington Texas, Special Tax Bonds, Series A (AGM), 5.00%, 02/15/43	1,000	1,097,200
City of Houston Texas Combined Utility System, Refunding RB, Combined 1st Lien, Series A (AGC)(a):
6.00%, 05/15/19	2,700	2,758,455
6.00%, 05/15/19	150	153,288
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	760	817,957
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(b)	2,870	1,338,683
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	1,100	1,201,695
Dallas Texas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	4,340	4,759,287
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	8,550	8,919,360
5.00%, 11/01/42	1,500	1,562,190
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,325	1,457,235
Grand Parkway Transportation Corp., RB, Subordinate Tier Toll Revenue Bonds, TELA Supported, Series A, 5.00%, 10/01/48	2,465	2,711,525
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(b)	4,665	1,974,834
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49(d)	1,675	1,644,180
1st Tier System, Series A, 6.00%, 01/01/19(a)	2,745	2,762,897
1st Tier System, Series A, 6.00%, 01/01/28	635	638,842
1st Tier-Series A, 5.00%, 01/01/43	570	622,486
Series B, 5.00%, 01/01/40	1,375	1,470,164
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(b):
0.00%, 09/15/35	3,180	1,468,397
0.00%, 09/15/36	6,015	2,615,502
0.00%, 09/15/37	4,305	1,760,400
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	1,865	2,059,874
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	535	537,322

Security	Par (000)	Value
Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	$1,600	$1,700,096
5.00%, 12/15/32	1,060	1,124,639
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,745	1,823,909
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	2,330	2,457,894

		51,721,572
Utah — 0.7%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/48	610	658,971
5.00%, 07/01/42	1,700	1,828,503
Utah Housing Corp., RB, S/F Housing, Class III , Series D-2 (FHA), 4.00%, 01/01/36	940	943,008

		3,430,482
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health(a):
5.50%, 05/15/19	155	157,970
5.50%, 05/15/19	295	300,652

		458,622
Washington — 3.8%
Port of Seattle Washington, RB, AMT:
Intermediate Lien, Series C, 5.00%, 04/01/40	1,380	1,477,497
Series A, 5.00%, 05/01/43	2,690	2,884,164
State of Washington Convention Center Public Facilities District, RB, 5.00%, 07/01/43	840	917,297
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	4,000	4,316,880
Providence Health & Services, 4.00%, 10/01/45	965	940,113
Providence Health & Services, Series A, 5.00%, 10/01/39	1,525	1,568,798
Providence Health & Services, Series A, 5.25%, 10/01/39	850	880,090
Seattle Childrens Hospital, Series A, 5.00%, 10/01/45	1,785	1,925,872
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.00%, 08/15/41	2,535	2,479,179

		17,389,890
West Virginia — 0.8%
West Virginia Hospital Finance Authority, RB, Improvement West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	4,010	3,643,406

Wisconsin — 0.6%
State of Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,850	1,896,990
Marshfield Clinic Health System, Inc. Series C, 4.00%, 02/15/42	690	657,742

		2,554,732

Total Municipal Bonds — 117.7% (Cost — $513,115,407)		534,667,227

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Arizona — 0.5%
County of Maricopa Industrial Development Authority, RB, Banner Health, Series A, 4.00%, 01/01/41	$2,310	$2,276,474

California — 2.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/47(g)	5,282	5,296,966
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(g)	2,158	2,477,645
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(a)	2,639	2,722,582
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	509	521,696

		11,018,889
Colorado — 1.1%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(g)	3,193	3,547,154
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(g)	1,220	1,246,566

		4,793,720
Connecticut — 0.5%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,891	2,049,325

District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30(g)	1,319	1,365,530

Florida — 6.0%
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	2,390	2,550,680
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(a)	12,729	13,414,902
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	3,544	3,636,702
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	7,555,401

		27,157,685
Illinois — 7.2%
City of Chicago Illionis Waterworks, Refunding RB, Water Revenue Project (AGM), 2nd Lien:
2017, 5.25%, 11/01/18(a)	9,492	9,495,992
2017, 5.25%, 11/01/33	2,845	2,846,357
5.25%, 11/01/18(a)	2,090	2,090,980
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(a)(g)	6,198	6,321,235
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	2,878	3,074,187
Series A, 5.00%, 01/01/40	3,721	4,041,072
Series B, 5.00%, 01/01/40	1,409	1,519,217
Series C, 5.00%, 01/01/38	3,243	3,510,138

		32,899,178
Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	6,444	7,404,359

Louisiana — 0.5%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	2,085	2,093,298

Security	Par (000)	Value
Maryland — 1.3%
City of Baltimore Maryland Water Utility Fund, RB, Series A:
Sub-Water Projects, 5.00%, 07/01/41	$3,845	$4,222,337
Wastewater Project, 5.00%, 07/01/46	1,485	1,627,395

		5,849,732
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	2,022	2,194,558

Michigan — 3.0%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	2,701	2,875,840
Michigan Finance Authority, Refunding RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	9,075	9,563,144
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	1,180	1,291,953

		13,730,937
Nevada — 3.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(a)(g)	5,007	5,089,639
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	4,202	4,707,221
County of Clark Nevada Water Reclamation District, GO, Series B, 5.75%, 07/01/19(a)	2,429	2,490,650
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	4,720	5,145,048

		17,432,558
New Jersey — 2.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	1,120	1,231,216
New Jersey State Turnpike Authority, Refunding RB:
Series B, 4.00%, 01/01/37	3,193	3,226,977
Series G, 4.00%, 01/01/43	2,957	2,933,933
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(g)	2,580	2,686,678

		10,078,804
New York — 10.5%
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Series FF, 5.00%, 06/15/39	4,050	4,431,065
Series DD, 5.00%, 06/15/35	2,280	2,511,716
City of New York New York Transitional Finance Authority, RB, Future Tax, Sub-Series A-3, 5.00%, 08/01/40(g)	4,228	4,675,123
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(g)	2,280	2,255,764
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	7,641	8,363,758
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	4,750	5,247,016
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,057	2,247,469
Port Authority of New York & New Jersey, RB, 169th Series, AMT, 5.00%, 10/15/34	10,830	11,505,413
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	3,081	3,410,245
State of New York Dormitory Authority, ERB, Series B, 5.75%, 03/15/19(a)	1,534	1,555,566
Triborough Bridge & Tunnel Authority, RB, General, Series A-2:
5.25%, 11/15/18(a)(g)	561	562,018
5.25%, 11/15/34	939	939,902

		47,705,055

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ohio — 1.8%
Northeast Ohio Regional Sewer District, Refunding RB:
4.00%, 11/15/49(g)	$3,210	$3,159,421
4.00%, 11/15/43	4,007	4,016,520
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 01/01/34	780	784,477

		7,960,418
Pennsylvania — 1.6%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(g)	4,273	4,262,075
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	1,220	1,312,070
Philadelphia Authority for Industrial Development, RB, Childrens Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	1,678	1,679,066

		7,253,211
Rhode Island — 0.4%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	1,960	1,935,431

South Carolina — 1.0%
South Carolina Public Service Authority, Refunding RB, Series A(a):
5.50%, 01/01/19(g)	374	376,359
5.50%, 01/01/19	4,327	4,351,766

		4,728,125
Texas — 4.4%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	2,010	1,994,456
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,679	1,858,389
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	879	938,047
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	4,720	5,118,262
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(g)	4,501	4,699,689
Howe Independent School District, GO, School Building (PSF-GTD), 4.00%, 08/15/43	2,985	2,943,250
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	2,564	2,569,859

		20,121,952
Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	3,079	3,547,674

Washington — 1.8%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	3,400	3,646,704
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	3,930	4,402,019

		8,048,723
Wisconsin — 0.6%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/19(a)	2,000	2,027,530

Security	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	$640	$674,154

		2,701,684

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 53.8% (Cost — $243,165,174)		244,347,320

Total Long-Term Investments — 171.5% (Cost — $756,280,581)		779,014,547

	Shares
Short-Term Securities — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.45%(h)(i)	1,412,462	1,412,603

Total Short-Term Securities — 0.3% (Cost — $1,412,603)		1,412,603

Total Investments — 171.8% (Cost — $757,693,184)		780,427,150
Liabilities in Excess of Other Assets — (1.1)%		(5,009,822)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (31.9)%		(144,818,281)
VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (38.8)%		(176,369,429)

Net Assets Applicable to Common Shares — 100.0%		$454,229,618

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	When-issued security.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire between December 1, 2018 to January 1, 2038, is $34,482,043. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY)

(i)

During the period ended October 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	1,412,462	1,412,462	$1,412,603	$12,849	$1,235	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	28	12/19/18	$3,316	$22,211
Long U.S. Treasury Bond	134	12/19/18	18,509	434,764
5-Year U.S. Treasury Note	33	12/31/18	3,709	18,642

				$475,617

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$475,617	$—	$475,617

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period end October 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$596,050	$—	$596,050

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$402,080	$—	$402,080

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$32,662,340

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$779,014,547	$—	$779,014,547
Short-Term Securities	1,412,603	—	—	1,412,603

	$1,412,603	$779,014,547	$—	$780,427,150

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$475,617	$—	$—	$475,617

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(144,197,953)	$—	$(144,197,953)
VRDP Shares at Liquidation Value	—	(176,600,000)	—	(176,600,000)

	$—	$(320,797,953)	$—	$(320,797,953)

During the period ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 118.6%

Alabama — 0.9%
City of Birmingham Alabama, GO, Convertible CAB, Series A1, 5.00%, 03/01/45(a)	$915	$964,447
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(b)	650	665,035
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A:
5.00%, 12/01/34	240	261,278
5.00%, 12/01/47	655	698,721

		2,589,481
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	908,352

Arizona — 1.4%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 07/01/32	1,000	1,083,680
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A, 4.00%, 01/01/41	975	960,853
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,075	1,102,262
5.00%, 10/01/29	925	947,949

		4,094,744
California — 10.4%
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 08/01/38(c)	4,800	1,862,400
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	500	512,590
Sutter Health, Series A, 5.00%, 11/15/41	840	914,693
Sutter Health, Series B, 5.88%, 08/15/20(b)	1,000	1,070,180
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,140	1,372,332
St. Joseph Health System, Series A, 5.00%, 07/01/37	945	1,026,223
California State University, RB, Systemwide, Series A(b):
5.50%, 05/01/19	1,000	1,019,240
(AGC), 5.25%, 05/01/19	3,000	3,054,000
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	1,290	1,365,349
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	865	841,109
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	365	401,204
Series A, 5.00%, 03/01/37	400	438,772
Series A-1, 5.75%, 03/01/34	700	748,867
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	575	628,199
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 3.50%, 06/01/36	1,515	1,484,579
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(a)	5,000	3,963,450
San Diego California Community College District, GO, CAB, Election of 2006(c):
0.00%, 08/01/31	1,855	1,044,625
0.00%, 08/01/32	2,320	1,226,375

Security	Par (000)	Value
California (continued)
San Diego California Unified School District, GO, Election of 2008(c):
CAB, Series C, 0.00%, 07/01/38	$1,400	$626,640
CAB, Series G, 0.00%, 07/01/34	580	281,213
CAB, Series G, 0.00%, 07/01/35	615	280,532
CAB, Series G, 0.00%, 07/01/36	920	394,836
CAB, Series G, 0.00%, 07/01/37	615	248,411
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(c)	1,110	696,858
San Marcos Unified School District, GO, Election of 2010, Series A(b):
5.00%, 08/01/21	600	649,374
5.00%, 08/01/21	490	530,322
State of California, GO, Various Purposes, 5.00%, 04/01/42	1,500	1,607,700
Yosemite Community College District, GO, CAB, Election of 2004, Series D(c):
0.00%, 08/01/36	2,000	985,160
0.00%, 08/01/37	2,790	1,303,655

		30,578,888
Colorado — 2.6%
City & County of Denver Colorado, COP, Colorado Convention Center Expansion Project, Series A, 4.00%, 06/01/48	1,225	1,214,465
E-470 Public Highway Authority, Refunding RB, CAB, Series B (NPFGC), 0.00%, 09/01/32(c)	5,500	2,629,055
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	1,000	1,044,580
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	2,500	2,686,950

		7,575,050
Connecticut — 1.0%
Connecticut Housing Finance Authority, Refunding RB:
M/F Housing, Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36(d)	685	680,726
S/F Housing, Sub-Series A-1, 3.85%, 11/15/43	440	424,213
S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	1,290	1,257,002
State of Connecticut, GO, Series C, 5.00%, 06/15/32	545	595,423

		2,957,364
District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	920	902,253

Florida — 10.2%
Country of Miami-Dade FL Water & Sewer System Revenue, Refunding RB, System-Series A, 4.00%, 10/01/44	210	207,986
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	1,420	1,503,340
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, 6.00%, 11/15/37	550	571,692
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	885,629
5.38%, 10/01/32	1,100	1,170,796
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 06/01/19(b)	900	919,143
Seaport Department, Series A, 6.00%, 10/01/38	1,780	1,999,741
Seaport Department, Series B, AMT, 6.25%, 10/01/38	360	405,886
Seaport Department, Series B, AMT, 6.00%, 10/01/42	580	648,805
Seaport, Series B, AMT, 6.00%, 10/01/30	570	642,299

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, Refunding RB, 4.00%, 10/01/40	$785	$785,502
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	160	172,893
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/32	1,730	1,846,273
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	2,635	2,842,954
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	495	524,957
5.00%, 08/01/47	1,435	1,515,992
County of Orange HFA, RB, S/F Housing, Multi-County Program, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 09/01/47	500	461,780
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(b)	30	32,287
5.00%, 10/01/31	1,870	2,003,817
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	465	503,735
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 07/01/19(b)	250	255,958
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,590,584
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 5.00%, 10/01/37	660	715,750
Greater Orlando Aviation Authority, RB, Priority Subordinated, AMT:
Series A, 5.00%, 10/01/47	2,170	2,326,240
Sub-Series A, 5.00%, 10/01/52	1,330	1,420,626
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/33	1,040	1,157,312
State of Florida, GO, Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, 4.00%, 07/01/39	1,840	1,870,949

		29,982,926
Georgia — 0.8%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	440	491,084
County of LaGrange-Troup Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 4.00%, 04/01/47	1,110	1,050,415
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	120	128,376
5.00%, 04/01/44	550	579,255

		2,249,130
Illinois — 13.1%
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	505	537,532
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(b)	1,680	1,806,403
3rd Lien, Series A, 5.75%, 01/01/39	320	339,120
Senior Lien, Series D, 5.25%, 01/01/42	2,585	2,836,339
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 01/01/39	3,235	3,479,663

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	$515	$541,394
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	400	429,616
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(b)	2,070	2,139,924
Silver Cross Hospital & Medical Centers, Series C, 4.13%, 08/15/37	665	639,278
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	305	318,893
Illinois Housing Development Authority, RB, S/F Housing, 4.13%, 10/01/38	1,220	1,226,112
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 06/15/30	10,865	10,890,750
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	2,465	2,660,105
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project (NPFGC), 0.00%, 12/15/36(c)	10,000	4,015,200
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(c)	2,980	849,330
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	575	627,998
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 06/01/33	2,000	2,422,420
State of Illinois, GO:
5.25%, 02/01/33	735	756,991
5.50%, 07/01/33	710	748,681
5.25%, 02/01/34	735	755,617
5.50%, 07/01/38	390	407,718

		38,429,084
Indiana — 2.0%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,000	1,068,940
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	445	465,862
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 01/01/19(b)	390	392,496
5.75%, 01/01/38	1,610	1,619,901
(AGC), 5.50%, 01/01/19(b)	310	311,857
(AGC), 5.50%, 01/01/38	1,265	1,272,261
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	770	808,438

		5,939,755
Iowa — 2.3%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 08/15/19(b)	4,925	5,062,999
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	515	530,028
5.70%, 12/01/27	520	534,893
5.80%, 12/01/29	355	364,542
5.85%, 12/01/30	365	374,716

		6,867,178
Kentucky — 0.7%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC):
5.25%, 02/01/19(b)	1,775	1,789,697
5.25%, 02/01/29	225	226,766

		2,016,463

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Louisiana — 1.3%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	$2,620	$2,774,947
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 07/01/30	1,150	1,158,694

		3,933,641
Maine — 1.0%
Maine State Housing Authority, RB:
M/F Housing, Series E, 4.15%, 11/15/38(d)	1,255	1,259,681
M/F Housing, Series E, 4.25%, 11/15/43(d)	1,120	1,122,487
Series D-1, 3.65%, 11/15/42	570	525,272

		2,907,440
Maryland — 0.3%
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38(d)	1,030	1,023,037

Massachusetts — 2.6%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	1,855	1,943,502
Massachusetts Development Finance Agency, Refunding RB, Partners Health Care System, 4.00%, 07/01/41	815	803,011
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	700	710,346
Series C, 5.00%, 12/01/30	1,620	1,626,286
Series C, 5.35%, 12/01/42	315	316,351
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A:
3.80%, 12/01/43	230	217,863
3.85%, 06/01/46	70	65,692
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,110	1,204,461
Sub-Series B, 4.00%, 02/15/43	670	663,796

		7,551,308
Michigan — 4.4%
City of Detroit Michigan Water Supply System Revenue, RB:
2nd Lien, Series B (AGM), 6.25%, 07/01/19(b)	350	359,891
Senior Lien, Series A, 5.25%, 07/01/41	1,600	1,694,400
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	1,700	1,829,217
Eastern Michigan University, RB, Series A (AGM), 4.00%, 03/01/44	545	528,078
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	280	229,625
Trinity Health Credit Group, 5.00%, 12/01/21(b)	15	16,207
Trinity Health Credit Group, Series A, 4.00%, 12/01/40	1,945	1,916,875
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	720	767,743
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	644,718
Series II-A, 5.38%, 10/15/36	1,000	1,077,780
Series II-A (AGM), 5.25%, 10/15/36	1,900	2,048,941
State of Michigan Housing Development Authority, RB, S/F Housing, Series C, 4.13%, 12/01/38(d)	1,305	1,306,436
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	340	372,225

		12,792,136
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(b)	275	275,462
6.50%, 11/15/38	1,525	1,527,562

		1,803,024

Security	Par (000)	Value
Mississippi — 0.1%
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Faciliities Refinancing, Series A, 4.00%, 08/01/43	$350	$349,983

Nebraska — 1.0%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	2,650	2,871,116

Nevada — 1.0%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 07/01/42	1,000	1,031,780
(AGM), 5.25%, 07/01/39	1,700	1,754,621

		2,786,401
New Jersey — 8.5%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	790	845,126
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	610	649,016
Series WW, 5.25%, 06/15/33	135	143,512
Series WW, 5.00%, 06/15/34	180	188,345
Series WW, 5.00%, 06/15/36	800	832,392
Series WW, 5.25%, 06/15/40	320	336,960
New Jersey EDA, Refunding RB, Sub-Series A, 4.00%, 07/01/32	500	483,090
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	255	267,860
5.50%, 12/01/26	180	188,703
5.75%, 12/01/28	95	99,967
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	840	853,868
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/33	1,315	1,395,031
Transportation Program, Series AA, 5.00%, 06/15/38	1,180	1,220,191
Transportation System, CAB, Series A, 0.00%, 12/15/29(c)	225	137,326
Transportation System, Series A, 5.50%, 06/15/41	4,265	4,451,551
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	1,400	1,606,892
Transportation System, Series AA, 5.50%, 06/15/39	4,650	4,933,278
Transportation System, Series B, 5.00%, 06/15/42	3,680	3,780,648
Transportation System, Series D, 5.00%, 06/15/32	525	553,224
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/46	1,640	1,692,873
5.25%, 06/01/46	360	380,524

		25,040,377
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	325	350,812

New York — 8.6%
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 01/15/33	3,035	3,057,702
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38(d)	1,940	1,914,159
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 06/15/44	1,250	1,350,937
City of New York New York Transitional Finance Authority, RB, Series S-3, 4.00%, 07/15/46	1,000	983,480

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	$2,200	$2,387,044
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	375	405,559
5.75%, 02/15/47	235	251,478
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	1,230	1,345,632
New York City Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/48	5,000	4,931,400
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	4,950	5,209,281
Port Authority of New York & New Jersey, Refunding ARB, Series 207, AMT, 4.00%, 09/15/43	410	401,747
State of New York HFA, RB, Affordable Housing, M/F Housing, Series B, AMT, 5.30%, 11/01/37	2,835	2,837,410

		25,075,829
Ohio — 1.0%
County of Butler Ohio, Refunding RB, UC Health, 4.00%, 11/15/37	405	390,841
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(b)	460	516,483
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	290	282,582
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	610	670,201
5.25%, 02/15/33	850	933,164

		2,793,271
Oklahoma — 0.2%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	495	487,431

Oregon — 1.3%
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/40(a)	390	394,664
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	875	380,651
State of Oregon, GO, Refunding, Veteran’s Welfare Series 100th, 3.65%, 06/01/42	485	462,797
State of Oregon Housing & Community Services Department, RB:
S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	380	372,347
Series D, 3.45%, 01/01/38	2,440	2,238,578

		3,849,037
Pennsylvania — 10.0%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/47	765	816,469
Commonwealth Financing Authority, RB:
Series B, 5.00%, 06/01/42	2,110	2,233,815
Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	935	916,964
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	840	799,898
Pennsylvania Economic Development Financing Authority, RB:
UPMC, Series B, 4.00%, 03/15/40	3,000	2,928,210
AMT, 5.00%, 06/30/42	3,300	3,447,048

Security	Par (000)	Value
Pennsylvania (continued)
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	$2,220	$2,359,105
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	1,155	1,211,849
S/F Housing, Series 127-B, 3.88%, 10/01/38	790	770,147
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	505	490,547
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	3,175	3,459,671
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	550	592,323
Series A-1, 5.00%, 12/01/41	730	788,203
Series B, 5.00%, 12/01/40	285	307,518
Series C, 5.50%, 12/01/23(b)	490	562,995
Sub-Series A-1, 5.00%, 12/01/41	1,755	1,851,157
Subordinate, Special Motor License Fund, 5.50%, 12/01/20(b)	2,245	2,396,223
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(b)	500	538,740
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licenced Fund Enhancement, Third Series, 4.00%, 12/01/38	1,835	1,800,153
Series A-1, 5.00%, 12/01/40	680	730,374
Philadelphia School District, GO, Refunding, Series F, 5.00%, 09/01/38	270	288,733

		29,290,142
Rhode Island — 1.5%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/42	715	696,710
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	415	448,852
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	945	931,987
5.00%, 06/01/50	2,340	2,399,226

		4,476,775
South Carolina — 6.5%
County of Charleston South Carolina Airport District, ARB, Series A, AMT, 5.50%, 07/01/41	1,360	1,490,750
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 08/01/21(b)	100	111,341
South Carolina Jobs-EDA, RB, McLeod Health Obligated Group, 5.00%, 11/01/48	2,010	2,177,433
South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/48	470	504,221
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/19(b)	3,420	3,518,188
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	2,040	2,203,873
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	3,935	4,168,936
Series E, 5.50%, 12/01/53	2,820	2,974,169
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	1,840	1,913,490

		19,062,401
South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue, 4.00%, 07/01/37	1,085	1,066,729

Texas — 16.8%
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	500	538,130

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(c)	$1,850	$862,914
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	819,338
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,800	1,877,760
Series D, 5.00%, 11/01/42	1,140	1,187,264
Series H, 5.00%, 11/01/32	2,715	2,852,026
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	865	951,327
Grand Parkway Transportation Corp., RB, Subordinate Tier Toll Revenue Bonds, TELA Supported, Series A, 5.00%, 10/01/48	1,605	1,765,516
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(c)	3,020	1,278,457
North Texas Tollway Authority, RB, Convertible CAB, Series C, 6.75%, 09/01/31(a)(b)	10,000	11,713,900
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49(d)	1,090	1,069,944
1st Tier System, Series A, 6.00%, 01/01/19(b)	1,965	1,977,812
1st Tier System, Series A, 6.00%, 01/01/28	450	452,723
1st Tier, Series K-1 (AGC), 5.75%, 01/01/19(b)	3,400	3,420,774
1st Tier-Series A, 5.00%, 01/01/43	1,790	1,954,823
Series B, 5.00%, 01/01/40	530	566,681
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(c):
0.00%, 09/15/35	1,150	531,024
0.00%, 09/15/36	3,875	1,684,966
0.00%, 09/15/37	17,775	7,268,553
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	1,205	1,330,910
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	350	351,519
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,030	1,094,437
5.00%, 12/15/32	1,765	1,872,630
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,135	1,186,325
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	605	638,208

		49,247,961
Utah — 0.5%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/48	395	426,711
5.00%, 07/01/42	1,095	1,177,771

		1,604,482
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health(b):
5.50%, 05/15/19	105	107,012
5.50%, 05/15/19	195	198,736

		305,748

Security	Par (000)	Value
Washington — 3.6%
Port of Seattle Washington, RB, AMT:
Intermediate Lien, Series C, 5.00%, 04/01/40	$900	$963,585
Series A, 5.00%, 05/01/43	1,730	1,854,872
State of Washington Convention Center Public Facilities District, RB, 5.00%, 07/01/43	545	595,151
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	3,000	3,237,660
Providence Health & Services, 4.00%, 10/01/45	630	613,752
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,028,720
Providence Health & Services, Series A, 5.25%, 10/01/39	550	569,470
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.00%, 08/15/41	1,630	1,594,107

		10,457,317
West Virginia — 0.8%
West Virginia Hospital Finance Authority, RB, Improvement West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	2,625	2,385,022

Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,200	1,230,480

Total Municipal Bonds — 118.6% (Cost — $335,557,786)		347,832,568

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 0.3%
City of Phoenix Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 07/01/19(b)	1,000	1,020,020

California — 2.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/47(f)	3,391	3,400,893
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(f)	1,391	1,597,130
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(b)	1,699	1,753,178
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	359	368,256

		7,119,457
Colorado — 2.1%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(f)	2,084	2,314,809
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 07/01/34(f)	780	796,985
5.00%, 02/01/41	3,000	3,070,815

		6,182,609
Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,231	1,333,688

District of Columbia — 0.3%

County/City/Special District/School District — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30(f)	855	884,491

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida — 8.6%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	$2,740	$2,985,579
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGM), 5.00%, 07/01/35	2,100	2,186,373
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	1,540	1,643,534
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(b)	6,901	7,272,971
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(b)	3,394	3,482,605
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	5,036,934
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	2,340	2,547,956

		25,155,952
Illinois — 6.4%
City of Chicago Illionis Waterworks, Refunding RB, Water Revenue Project (AGM), 2nd Lien:
2017, 5.25%, 11/01/18(b)	1,688	1,688,925
2017, 5.25%, 11/01/33	490	490,146
5.25%, 11/01/18(b)	370	370,057
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	10,000	12,130,429
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(b)(f)	1,130	1,152,096
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	1,859	1,985,412
Series B, 5.00%, 01/01/40	930	1,002,037

		18,819,102
Louisiana — 0.5%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,350	1,355,373

Maryland — 1.3%
City of Baltimore Maryland Water Utility Fund, RB, Series A:
Sub-Water Projects, 5.00%, 07/01/41	2,478	2,721,428
Wastewater Project, 5.00%, 07/01/46	939	1,029,576

		3,751,004
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,321	1,434,068

Michigan — 2.6%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	1,750	1,863,971
Michigan Finance Authority, Refunding RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	4,685	4,937,006
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	760	832,105

		7,633,082
Nevada — 3.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(b)(f)	3,298	3,352,457
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	2,716	3,042,882
County of Clark Nevada Water Reclamation District, GO, Series B, 5.75%, 07/01/19(b)	1,574	1,614,310
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	3,080	3,357,362

		11,367,011
New Jersey — 2.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	720	791,496

Security	Par (000)	Value
New Jersey (continued)
New Jersey State Turnpike Authority, Refunding RB:
Series B, 4.00%, 01/01/37	$2,054	$2,075,567
Series G, 4.00%, 01/01/43	1,906	1,891,419
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	1,580	1,645,330

		6,403,812
New York — 8.0%
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Series FF, 5.00%, 06/15/39	2,595	2,839,163
Series DD, 5.00%, 06/15/35	1,470	1,619,396
City of New York New York Transitional Finance Authority, RB, Future Tax, Sub-Series A-3, 5.00%, 08/01/40(f)	2,714	3,000,699
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(f)	1,500	1,484,055
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	4,920	5,386,085
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	3,080	3,402,276
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,338	1,461,946
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,001	2,214,445
State of New York Dormitory Authority, ERB, Series B, 5.75%, 03/15/19(b)	996	1,010,108
Triborough Bridge & Tunnel Authority, RB, General, Series A-2:
5.25%, 11/15/18(f)	449	449,615
5.25%, 11/15/34(f)	751	751,921

		23,619,709
Ohio — 1.7%
Northeast Ohio Regional Sewer District, Refunding RB:
4.00%, 11/15/49(f)	1,875	1,845,456
4.00%, 11/15/43	2,581	2,587,421
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 01/01/34	500	502,870

		4,935,747
Pennsylvania — 0.7%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	800	860,374
Philadelphia Authority for Industrial Development, RB, Childrens Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	1,094	1,094,391

		1,954,765
Rhode Island — 0.4%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	1,300	1,283,704

South Carolina — 0.4%
South Carolina Public Service Authority, Refunding RB, Series A(b):
5.50%, 01/01/19(f)	90	90,182
5.50%, 01/01/19	1,037	1,042,755

		1,132,937
Texas — 4.7%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	1,305	1,294,908
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,104,300

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	$1,094	$1,211,271
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	3,080	3,339,883
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(f)	1,996	2,083,529
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	1,649	1,653,126

		13,687,017
Utah — 1.7%
County of Utah Utah, RB, IHC Health Services, Inc., Series B, 4.00%, 05/15/47	5,135	5,049,020

Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	1,962	2,260,773

Washington — 1.8%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,190	2,348,906
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,565	2,873,074

		5,221,980
Wisconsin — 1.8%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/19(b)(f)	3,250	3,294,126
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	1,920	2,022,461

		5,316,587

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 53.5% (Cost — $155,194,596)		156,921,908

Total Long-Term Investments — 172.1% (Cost — $490,752,382)		504,754,476

Security	Shares	Value
Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.45%(g)(h)	2,443,850	$2,444,095

Total Short-Term Securities — 0.9% (Cost — $2,444,095)		2,444,095

Total Investments — 173.0% (Cost — $493,196,477)		507,198,571
Liabilities in Excess of Other Assets — (1.3)%		(3,610,740)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (32.0)%		(93,838,471)
VMTP Shares, at Liquidation Value — (39.7)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$293,249,360

(a)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	When-issued security.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between December 1, 2018 to April 1, 2039, is $17,522,772. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the six months ended October 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	2,443,850	2,443,850	$2,444,095	$11,299	$307	$—

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount(000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	13	12/19/18	$1,540	$13,232
5-Year U.S. Treasury Note	25	12/31/18	2,810	7,625
Long U.S. Treasury Bond	85	12/19/18	11,741	277,319

				$298,176

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$298,176	$—	$298,176

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period end October 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$397,657	$—	$397,657

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$249,262	$—	$249,262

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$21,158,598

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$504,754,476	$—	$504,754,476
Short-Term Securities	2,444,095	—	—	2,444,095

	$2,444,095	$504,754,476	$—	$507,198,571

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$298,176	$—	$—	$298,176

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(93,456,561)	$—	$(93,456,561)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

	$—	$(209,956,561)	$—	$(209,956,561)

During the period ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Statements of Assets and Liabilities

October 31, 2018 (unaudited)

	MYD	MQY	MQT

ASSETS
Investments at value — unaffiliated(a)	$1,051,212,520	$779,014,547	$504,754,476
Investments at value — affiliated(b)	13,161,105	1,412,603	2,444,095
Cash	65,336	66,789	41,961
Cash pledged for futures contracts	354,850	363,650	228,550
Receivables:
Interest — unaffiliated	16,357,532	9,598,110	6,381,415
Variation margin on futures contracts	118,541	121,531	76,341
Investments sold	23,355	1,005,087	—
Dividends — affiliated	19,290	2,258	2,800
Prepaid expenses	19,898	18,325	17,542

Total assets	1,081,332,427	791,602,900	513,947,180

ACCRUED LIABILITIES
Payables:
Investments purchased	8,782,856	13,655,516	8,876,398
Income dividend distributions — Common Shares	2,860,342	1,719,886	1,082,785
Interest expense and fees	691,977	620,328	381,910
Investment advisory fees	454,603	330,071	214,397
Directors’ and Officer’s fees	347,491	245,632	2,816
Other accrued expenses	281,077	234,467	182,953

Total accrued liabilities	13,418,346	16,805,900	10,741,259

OTHER LIABILITIES
TOB Trust Certificates	159,477,195	144,197,953	93,456,561
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	251,040,373	176,369,429	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	—	—	116,500,000

Total other liabilities	410,517,568	320,567,382	209,956,561

Total liabilities	423,935,914	337,373,282	220,697,820

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$657,396,513	$454,229,618	$293,249,360

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$626,605,512	$430,584,293	$280,879,428
Accumulated earnings	30,791,001	23,645,325	12,369,932

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	657,396,513	454,229,618	293,249,360

Net asset value per Common share	$14.02	$14.79	$13.00

(a) Investments at cost — unaffiliated	$1,015,059,352	$756,280,581	$490,752,382
(b) Investments at cost — affiliated	$13,161,105	$1,412,603	$2,444,095
(c) Preferred Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
(d) Preferred Shares authorized	16,234	11,766	7,565
(e) Par value per Common Share	$0.10	$0.10	$0.10
(f) Common Shares outstanding	46,890,851	30,712,248	22,558,009
(g) Common Shares authorized	199,983,766	199,988,234	199,992,435

See notes to financial statements.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended October 31, 2018

	MYD	MQY	MQT

INVESTMENT INCOME
Interest — unaffiliated	$24,867,267	$16,609,765	$10,713,131
Dividends — affiliated	63,445	12,849	11,299

Total investment income	24,930,712	16,622,614	10,724,430

EXPENSES
Investment advisory	2,733,419	1,972,400	1,284,325
Professional	70,599	52,109	42,495
Accounting services	66,017	52,040	38,463
Transfer agent	27,604	22,292	15,489
Liquidity fees	13,050	—	—
Remarketing fees on Preferred Shares	12,674	—	—
Directors and Officer	11,882	8,005	14,362
Registration	9,436	6,046	4,785
Custodian	8,779	12,713	9,788
Printing	6,852	6,110	5,490
Rating agency	21,624	21,614	21,604
Miscellaneous	13,766	13,281	9,869

Total expenses excluding interest expense, fees and amortization of offering costs	2,995,702	2,166,610	1,446,670
Interest expense, fees and amortization of offering costs(a)	4,519,202	3,470,981	2,345,531

Total expenses	7,514,904	5,637,591	3,792,201
Less fees waived by the Manager	(4,246)	(902)	(795)

Total expenses after fees waived	7,510,658	5,636,689	3,791,406

Net investment income	17,420,054	10,985,925	6,933,024

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	789,039	(697,255)	(367,636)
Investments — affiliated	566	1,235	307
Futures contracts	601,483	596,050	397,657

	1,391,088	(99,970)	30,328

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(18,735,410)	(13,643,018)	(8,892,809)
Futures contracts	406,069	402,080	249,262

	(18,329,341)	(13,240,938)	(8,643,547)

Net realized and unrealized loss	(16,938,253)	(13,340,908)	(8,613,219)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$481,801	$(2,354,983)	$(1,680,195)

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets

	MYD
	Six Months Ended October 31,2018 (unaudited)	Year Ended April 30, 2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$17,420,054	$36,916,680
Net realized gain	1,391,088	1,279,545
Net change in unrealized appreciation (depreciation)	(18,329,341)	(15,557,093)

Net increase in net assets applicable to Common Shareholders resulting from operations	481,801	22,639,132

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(17,162,051)	(38,299,513)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	1,868,058

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(16,680,250)	(13,792,323)
Beginning of period	674,076,763	687,869,086

End of period	$657,396,513	$674,076,763

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MQY
	Six Months Ended 10/31/18 (unaudited)	Year Ended April 30, 2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$10,985,925	$23,677,338
Net realized gain (loss)	(99,970)	1,664,011
Net change in unrealized appreciation (depreciation)	(13,240,938)	(10,687,746)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(2,354,983)	14,653,603

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(10,749,287)	(25,268,200)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	190,750

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(13,104,270)	(10,423,847)
Beginning of period	467,333,888	477,757,735

End of period	$454,229,618	$467,333,888

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets  (continued)

	MQT
	Six Months Ended 10/31/18 (unaudited)	Year Ended April 30, 2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,933,024	$14,800,414
Net realized gain	30,328	1,108,773
Net change in unrealized appreciation (depreciation)	(8,643,547)	(7,361,007)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,680,195)	8,548,180

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(6,767,403)	(15,558,100)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(8,447,598)	(7,009,920)
Beginning of period	301,696,958	308,706,878

End of period	$293,249,360	$301,696,958

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows (unaudited)

Six Months Ended October 31, 2018

	MYD	MQY	MQT

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$481,801	$(2,354,983)	$(1,680,195)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	84,184,220	108,656,306	56,151,004
Purchases of long-term investments	(70,190,171)	(117,190,009)	(62,835,772)
Net proceeds from purchases of short-term securities	(9,675,987)	(1,411,368)	(2,443,788)
Amortization of premium and accretion of discount on investments and other fees	834,259	(166,206)	146,655
Net realized (gain) loss on investments	(789,605)	696,020	367,329
Net unrealized depreciation on investments	18,735,410	13,643,018	8,892,809
(Increase) decrease in assets:
Receivables:
Interest — unaffiliated	697,119	251,989	(101,406)
Dividends — affiliated	(16,631)	407	(2,483)
Variation margin on futures contracts	(118,541)	(121,531)	(76,341)
Prepaid expenses	15,155	8,993	5,474
Other assets	1,688	2,881	2,101
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	4,450	10,357	7,948
Interest expense and fees	42,380	74,188	80,563
Directors’ and Officer’s	(9,897)	(7,130)	65
Variation margin on futures contracts	(91,375)	(102,094)	(66,531)
Other accrued expenses	18,327	12,393	5,257

Net cash provided by (used for) operating activities	24,122,602	2,003,231	(1,547,311)

CASH PROVIDED BY FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	22,685,003	20,169,708	12,257,941
Repayments of TOB Trust Certificates	(29,632,766)	(10,600,602)	(3,399,791)
Cash dividends paid to Common Shareholders	(17,162,051)	(10,964,273)	(6,902,751)
Increase (decrease) in bank overdraft	—	(604,352)	(412,127)
Amortization of deferred offering costs	7,995	5,077	—

Net cash (provided by) used for financing activities	(24,101,819)	(1,994,442)	1,543,272

CASH
Net increase (decrease) in restricted and unrestricted cash and foreign currency	20,783	8,789	(4,039)
Restricted and unrestricted cash and foreign currency at beginning of period	399,403	421,650	274,550

Restricted and unrestricted cash and foreign currency at end of period	$420,186	$430,439	$270,511

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$4,468,827	$3,391,716	$2,264,968

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	65,336	66,789	41,961
Cash pledged:
Futures contracts	354,850	363,650	228,550

	$420,186	$430,439	$270,511

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	22,553	—	—
Cash pledged:
Futures contracts	376,850	421,650	274,550

	$399,403	$421,650	$274,550

See notes to financial statements.

FINANCIAL STATEMENTS	43

Financial Highlights

(For a share outstanding throughout each period)

	MYD
	Six Months Ended 10/31/18 (Unaudited)		Year Ended April 30,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.38		$14.71	$15.61	$15.29	$14.71	$16.01

Net investment income(a)	0.37		0.79	0.84	0.90	0.91	0.94
Net realized and unrealized gain (loss)	(0.36)		(0.30)	(0.87)	0.35	0.62	(1.25)

Net increase (decrease) from investment operations	0.01		0.49	(0.03)	1.25	1.53	(0.31)

Distributions to Common Shareholders from net investment income(b)	(0.37)		(0.82)	(0.87)	(0.93)	(0.95)	(0.99)

Net asset value, end of period	$14.02		$14.38	$14.71	$15.61	$15.29	$14.71

Market price, end of period	$12.41		$13.12	$14.75	$15.73	$14.91	$14.14

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.21	%(d)	3.47%	(0.16)%	8.81%	10.91%	(1.21)%

Based on market price	(2.79	)%(d)	(5.85)%	(0.65)%	12.36%	12.51%	(6.38)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.21	%(e)	2.00%	1.75%	1.39%	1.37%	1.49%

Total expenses after fees waived and paid indirectly	2.21	%(e)	2.00%	1.75%	1.39%	1.36%	1.49%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)(g)	0.88	%(e)	0.89%	0.89%	0.88%	0.89%	1.20%

Net investment income to Common Shareholders	5.13	%(e)	5.33%	5.52%	5.91%	5.94%	6.70%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$657,397		$674,077	$687,869	$728,621	$713,237	$686,213

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400		$251,400	$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$361,494		$368,129	$373,615	$389,825	$383,706	$372,956

Borrowings outstanding, end of period (000)	$159,477		$167,150	$168,316	$173,776	$163,621	$169,241

Portfolio turnover rate	6%		9%	10%	9%	11%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 10/31/18 (Unaudited)	Year Ended April 30,
		2018	2017	2016	2015	2014
Expense ratios	0.87%	0.88%	0.89%	0.88%	0.88%	0.92%

See notes to financial statements.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MQY
	Six Months Ended 10/31/18 (Unaudited)		Year Ended April 30,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.22		$15.56	$16.47	$16.12	$15.73	$16.83

Net investment income(a)	0.36		0.77	0.85	0.90	0.92	0.95
Net realized and unrealized gain (loss)	(0.44)		(0.29)	(0.89)	0.40	0.43	(1.07)

Net increase (decrease) from investment operations	(0.08)		0.48	(0.04)	1.30	1.35	(0.12)

Distributions to Common Shareholders(b)
From net investment income	(0.35)		(0.82)	(0.87)	(0.95)	(0.96)	(0.96)
From net realized gain	—		—	—	—	—	(0.02)

Total distributions	(0.35)		(0.82)	(0.87)	(0.95)	(0.96)	(0.98)

Net asset value, end of period	$14.79		$15.22	$15.56	$16.47	$16.12	$15.73

Market price, end of period	$12.82		$13.83	$15.14	$16.56	$15.52	$14.84

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.29	)%(d)	3.28%	(0.12)%	8.61%	9.09%	0.04%

Based on market price	(4.89	)%(d)	(3.55)%	(3.34)%	13.35%	11.32%	(6.23)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.39	%(e)	2.05%	1.74%	1.47%	1.46%	1.58%

Total expenses after fees waived and paid indirectly	2.39	%(e)	2.05%	1.74%	1.47%	1.46%	1.58%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)(g)	0.92	%(e)	0.91%	0.89%	1.09%	1.25%	1.32%

Net investment income to Common Shareholders	4.66	%(e)	4.91%	5.28%	5.62%	5.65%	6.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$454,230		$467,334	$477,758	$505,367	$494,475	$482,666

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$176,600		$176,600	$176,600	$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$357,208		$364,628	$370,531	$386,165	$379,997	$373,310

Borrowings outstanding, end of period (000)	$144,198		$139,144	$119,144	$112,111	$114,962	$121,321

Portfolio turnover rate	14%		20%	13%	10%	14%	12%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 10/31/18 (Unaudited)	Year Ended April 30,
		2018	2017	2016	2015	2014
Expense ratios	0.92%	0.91%	0.89%	0.92%	0.89%	0.93%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MQT
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.37		$13.69	$14.45	$14.18	$13.78	$14.68

Net investment income(a)	0.31		0.66	0.73	0.79	0.80	0.83
Net realized and unrealized gain (loss)	(0.38)		(0.29)	(0.74)	0.30	0.45	(0.88)

Net increase (decrease) from investment operations	(0.07)		0.37	(0.01)	1.09	1.25	(0.05)

Distributions to Common Shareholders from net investment income(b)	(0.30)		(0.69)	(0.75)	(0.82)	(0.85)	(0.85)

Net asset value, end of period	$13.00		$13.37	$13.69	$14.45	$14.18	$13.78

Market price, end of period	$11.27		$11.98	$12.94	$14.33	$13.44	$12.91

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.28	)%(d)	3.01%	0.12%	8.48%	9.70%	0.55%

Based on market price	(3.52	)%(d)	(2.35)%	(4.57)%	13.42%	10.98%	(4.04)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.49	%(e)	2.10%	1.79%	1.48%	1.47%	1.56%

Total expenses after fees waived and paid indirectly	2.49	%(e)	2.10%	1.79%	1.48%	1.47%	1.56%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.95	%(e)	0.92%	0.90%	0.91%	0.92%	0.95%

Net investment income to Common Shareholders	4.56	%(e)	4.75%	5.13%	5.60%	5.65%	6.32%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$293,249		$301,697	$308,707	$326,072	$319,848	$310,886

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$116,500		$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$351,716		$358,967	$364,984	$379,890	$374,548	$366,855

Borrowings outstanding, end of period (000)	$93,457		$87,513	$72,634	$75,273	$78,851	$75,189

Portfolio turnover rate	11%		21%	13%	10%	13%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g. futures contracts) or certain borrowings (e.g. TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The funds’ management believes that a fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MYD	$1,148,592	$351,429	$135,887	$1,635,908
MQY	1,017,683	298,646	108,522	1,424,851
MQT	671,708	198,528	70,286	940,522

For the six months ended October 31, 2018, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MYD	$267,109,373	$159,477,195	1.56% — 2.24%	$159,040,817	2.04%
MQY	244,347,320	144,197,953	1.56 — 2.24	138,288,830	2.04
MQT	156,921,909	93,456,561	1.56 — 2.24	91,423,538	2.04

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as a TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If the fund invests in a TOB Trust on a recourse basis, the fund enters into a reimbursement agreement with the Liquidity Provider where the fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if the fund invests in a recourse TOB Trust, the fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the fund at October 31, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the fund at October 31, 2018.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amount pledged, which are considered restricted, are included in cash pledged for futures in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of each Fund’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are shown as fees waived by the Manager in the Statements of Operations. For the six months ended October 31, 2018, the amounts waived were as follows:

	MYD	MQY	MQT
Amounts waived	$4,246	$902	$795

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended October 31, 2018, there were no fees waived by the Manager.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended October 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	MYD	MQY	MQT
Purchases	$62,584,211	$109,229,645	$64,587,343
Sales	$83,329,965	$107,809,740	$54,062,040

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of April 30, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQT
No expiration date(a)	$6,236,511	$—
2019	479,687	1,402,772

	$6,716,198	$1,402,772

(a)	Must be utilized prior to losses subject to expiration.

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$868,779,516	$613,941,986	$400,705,439

Gross unrealized appreciation	$45,861,860	$30,212,285	$19,012,714
Gross unrealized depreciation	(9,295,453)	(7,449,457)	(5,677,967)

Net unrealized appreciation	$36,566,407	$22,762,828	$13,334,747

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, MQY invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on MQY and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MYD	MQY
Six Months Ended October 31, 2018	—	—
Year Ended April 30, 2018	125,519	12,019

For the six months ended October 31, 2018 and the year ended April 30, 2018, shares issued and outstanding remained constant for MQT.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the its outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY, (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MYD	06/30/11	2,514	$251,400,000	07/01/41
MQY	09/15/11	1,766	176,600,000	10/01/41

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statement of Operations. The fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MYD	MQY
Expiration Date	04/15/20	10/21/19

In the event a fee agreement is not renewed or is terminated in advance, and the VRDP Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees of 0.10% on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees. MQY incurs no remarketing fees and MYD incurs nominal remarketing fee.

Ratings: As of period end, the VRDP Shares were assigned the following long-term ratings:

	Moody’s	Fitch
MYD	Aa1	AAA
MQY	Aa1	AAA

Special Rate Period: A VRDP Fund may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. The following VRDP Funds have commenced or are set to commence a special rate period:

	Commencement Date	Expiration Date as of period ended October 31, 2018
MYD	04/17/2014	04/15/2020
MQY	10/22/2015	04/17/2019

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Fund redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended October 31, 2018, the annualized dividend rates for the VRDP Shares were as follows:

	MYD	MQY
Rate	2.27%	2.29%

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

VMTP Shares

MQT has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances.

As of period end, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MQT	12/16/11	1,165	$116,500,000	07/02/19

Redemption Terms: MQT is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, MQT is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the MQT. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems its VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. As of period end, the VMTP Shares were assigned the following long-term ratings:

	Moody’s	Fitch
MQT	Aa1	AAA

The dividend rate on VMTP Shares is subject to a step-up spread if MQT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2018, the average annualized dividend rate for the VMTP Shares was 2.39%

For the six months ended October 31, 2018, VMTP Shares issued and outstanding of MQT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MYD	$2,875,299	$7,995
MQY	2,041,053	5,077
MQT	1,405,009	—

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulations S-X changes.

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distributions for the year ended April 30, 2018 were classified as follows:

Net Investment Income
MYD	$38,299,513
MQY	25,268,200
MQT	15,558,100

Undistributed net investment income as of April 30, 2018 is as follows:

Undistributed Net Investment Income
MYD	$1,718,990
MQY	2,286,868
MQT	2,617,106

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MYD	$0.0610	$0.0590	VRDP	W-7	$557,764
MQY	0.0560	0.0560	VRDP	W-7	394,907
MQT	0.0480	0.0480	VMTP	W-7	253,555

(a)	Net investment income dividend paid on December 3, 2018 to Common Shareholders of record on November 15, 2018.
(b)	Net investment income dividend declared on December 3, 2018, payable to Common Shareholders of record on December 13, 2018.
(c)	Dividends declared for period November 1, 2018 to November 30, 2018.

	Common Distribution Per Share
	Declared (a)	Declared (b)
MYD	$0.000879	$—
MQY	0.004133	0.018105
MQT	0.003867	—

(a)	Net investment income special dividend declared amounts per share on December 3, 2018, payable to Common Shareholders of record on December 13, 2018.
(b)	Special long-term capital gain distribution declared amounts per share on December 3, 2018, payable to Common Shareholders of record on December 13, 2018.

On November 15, 2018, the Board authorized each Fund to participate in an open market share repurchase program. Under the program, each Fund may repurchase, up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

NOTES TO FINANCIAL STATEMENTS	55

Disclosure of Investment Advisory Agreement

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”), and BlackRock MuniYield Fund II, Inc. (“MQT”), (each a “Fund,” and collectively, the “Funds”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund. Each Board’s consideration of the Agreement for its Fund is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (f) the Fund’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

The Board of each Fund considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities. Each Fund has redeemed all of its outstanding auction rate preferred securities.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Funds’ fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Funds’ as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to each Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by each Board as appropriate regarding BlackRock’s and the operations of its Fund.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

At the June Meeting, each Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to its Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of its Fund’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of its Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of MYD noted that for the one-, three- and five-year periods reported, MYD ranked in the second, first, and first quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYD. The Composite measures a blend of total return and yield.

The Board of each of MQY and MQT noted that for each of the one-, three- and five-year periods reported, its Fund ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MQY and MQT. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	57

Disclosure of Investment Advisory Agreement  (continued)

gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s estimated profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement for its Fund and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MYD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board of each of MQY and MQT noted that its Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members of each Fund noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members of each Fund were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	59

Director and Officer Information

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective January 1, 2019, Henry Gabbay is appointed as an Independent Director of the Funds.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Providers

Bank of America, N.A.(a)

New York, NY 10036

Barclays Bank PLC(b)

New York, NY 10019

VRDP Remarketing Agents

Merrill Lynch, Pierce, Fenner & Smith Incorporated(a)

New York, NY 10036

Barclays Capital Inc.(b)

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MYD.
(b)	For MQY.

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2018 for shareholders of record on May 31, 2018, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Directors as follows:

	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYD	44,463,338	1,168,248	44,443,734	1,187,852	44,371,582	1,260,004
MQY	28,254,910	797,232	28,257,332	794,810	28,041,508	1,010,634
MQT	20,811,997	712,830	20,729,634	795,193	20,321,671	1,203,156

	Robert Fairbairn		R. Glenn Hubbard		Catherine A. Lynch
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYD	44,491,129	1,140,457	44,009,896	1,621,690	44,007,775	1,623,811
MQY	28,490,658	561,484	28,001,368	1,050,774	28,039,306	1,012,836
MQT	20,810,719	714,108	20,244,425	1,280,402	20,327,844	1,196,983

	John M. Perlowski		Karen P. Robards		Frank J. Fabozzi (a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYD	44,062,721	1,568,865	43,975,610	1,655,976	2,514	0
MQY	28,397,172	654,970	28,439,659	612,483	1,766	0
MQT	20,829,260	695,567	20,827,427	697,400	1,165	0

					W. Carl Kester (a)
					Votes For	Votes Withheld
MYD					2,514	0
MQY					1,766	0
MQT					1,165	0

(a)	Voted on by holders of Preferred Shares only.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	61

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

COP	Colombian Peso

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
GTD	Guaranteed
HFA	Housing Finance Agency
IDA	Industrial Development Authority
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
OTC	Over-the-Counter
PSF	Permanent School Fund
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency

GLOSSARY OF TERMS USED IN THIS REPORT	63

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-10/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date:	January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date:	January 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date:	January 4, 2019

3